                                                                    EXHIBIT 99.1


[INTERVOICE-BRITE LOGO]                                             NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS
InterVoice-Brite, Inc.
Rob-Roy J. Graham
Chief Financial Officer
+1 (972) 454-8712

28-02

                INTERVOICE-BRITE ANNOUNCES FIRST QUARTER RESULTS

                             SALES OF $38.4 MILLION

DALLAS -- JUNE 24, 2002 -- InterVoice-Brite, Inc., (NASDAQ:INTV) announced today that sales during the first quarter of its fiscal 2003, which ended May 31, 2002, were $38.4 million. Earnings before interest, taxes, depreciation and amortization (EBITDA), when adjusted for the special charges discussed below, for the quarter was a loss of $3.1 million, or $0.09 per share.
As previously discussed, net special charges of $2.6 million were booked during the quarter relating to the Company's strategic actions. Additionally, the Company booked non-cash, special charges of $0.4 million relating to the write off of previous debt issuance costs and $15.8 million resulting from goodwill impairment as a result of the Company's required adoption of Statements of Financial Accounting Standards (SFAS) Nos. 141 and 142 (please see the Company's Form 10-K filed with the Securities and Exchange Commission on May 30, 2002 for a full description of how SFAS 141 and 142 pertain to the Company). The Company also recognized a one-time tax benefit of $5.7 million, offset by a $1.4 million tax valuation allowance, as a result of changes in federal tax laws enacted in March 2002. The Company's net loss during the quarter, including these special charges and tax benefit, was $24.5 million, or $0.72 per share.

"As an element of our goal of achieving positive cash flow as quickly as possible, we continue to actively manage our balance sheet," said Rob Graham, the Company's Chief Financial Officer. "For example, we reduced our receivables days sales outstanding (DSO's) to 85 days, down from 133 days last quarter, and we reduced our net inventories by $4.2 million during the quarter."

NEWS RELEASE
FIRST QUARTER RESULTS

"We met the goals we set out to accomplish this quarter," said David Brandenburg, the Company's Chairman and Chief Executive Officer. "Our debt has been restructured, we increased sales quarter over quarter, we built backlog and we reduced operating expenses. Our second quarter goals are much the same: emphasizing sales and backlog growth while reducing expenses."

"We're pleased to note," Mr. Brandenburg continued, "that our enterprise customers continue to be attracted to the strong investment returns offered by our speech-enabled products. Likewise, our networks customers are attracted by our products' abilities to create new revenue streams and to reduce costs. And we have begun a process to effect an internal reorganization and consolidation to reduce expenses and to more efficiently and effectively manage the Company. While we are streamlining our infrastructure through elimination of our former divisional organization, we will continue to have separate enterprise and network sales, marketing and product management groups to maintain market focus. I'm pleased to announce that Bob Ritchey will transition from his current role as head of our Enterprise operations to President of the Company."

The Company has scheduled a conference call for Tuesday, June 25 at 10:30 a.m. Central Daylight Time to discuss its first quarter results and its outlook for the future. To participate in the call, dial (719) 867-0720, confirmation code 117418. A replay of the conference call will be available at the Company's web site: www.intervoice-brite.com.

This press release contains forward-looking statements which are based on Company management's current beliefs. Readers are cautioned to read the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, including Forms 8-K, 10-Q and 10-K. These risks and uncertainties could cause actual results to vary materially from the forward-looking statements in this press release.

ABOUT INTERVOICE-BRITE

With systems operating in more than 75 countries, InterVoice-Brite is a technology leader in speech-enabled interactive information solutions and enhanced services for network service providers, and is a premier communications and e-commerce ASP. For more information, visit www.intervoice-brite.com.

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                             INTERVOICE-BRITE, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                                           (In Thousands, Except Share and Per Share Data)

                                                                              May 31, 2002             February 28, 2002
                                                                           -----------------           -----------------
                                                                              (Unaudited)
ASSETS
Current Assets
     Cash and cash equivalents                                             $          13,993           $          17,646
     Trade accounts receivable, net of allowance for
         doubtful accounts of $2,931 in fiscal 2003 and
         $3,492 in fiscal 2002                                                        36,273                      40,783
     Income tax receivable                                                             7,908                          --
     Inventory                                                                        23,354                      27,524
     Prepaid expenses and other current assets                                         6,673                       6,152
     Deferred income taxes                                                               811                         819
                                                                           -----------------           -----------------
                                                                                      89,012                      92,924
                                                                           -----------------           -----------------
Property and Equipment
     Building                                                                         16,860                      19,530
     Computer equipment and software                                                  29,911                      30,379
     Furniture, fixtures and other                                                     2,635                       2,328
     Service equipment                                                                 7,932                       7,902
                                                                           -----------------           -----------------
                                                                                      57,338                      60,139
     Less allowance for depreciation                                                  34,670                      33,787
                                                                           -----------------           -----------------
                                                                                      22,668                      26,352
Other Assets
     Intangible assets, net of amortization of $33,544 in
         fiscal 2003 and $31,752 in fiscal 2002                                       31,458                      37,439
     Goodwill, net of accumulated amortization of
         $7,672 in fiscal 2002                                                         3,401                      16,500
     Other assets                                                                      2,045                       2,153
                                                                           -----------------           -----------------
                                                                           $         148,584           $         175,368
                                                                           =================           =================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
     Accounts payable                                                      $          18,998           $          22,661
     Accrued expenses                                                                 14,096                      14,988
     Customer deposits                                                                 7,073                       5,963
     Deferred income                                                                  24,514                      24,426
     Current portion of long term borrowings                                           7,944                       6,000
                                                                           -----------------           -----------------
                                                                                      72,625                      74,038
Long term borrowings, net of current portion                                          18,980                      23,980
Other long term liabilities                                                            1,653                       1,916

Stockholders' Equity
     Preferred Stock, $100 par value--2,000,000
         shares authorized: none issued
     Common Stock, no par value, at nominal
         assigned value--62,000,000 shares
         authorized: 34,047,216 issued and
         outstanding in fiscal 2003, 34,029,180
         issued and outstanding in fiscal 2002                                            17                          17
     Additional capital                                                               65,040                      61,725
     Retained earnings (deficit)                                                      (4,852)                     19,618
     Accumulated other comprehensive loss                                             (4,879)                     (5,926)
                                                                           -----------------           -----------------
         Stockholders' equity                                                         55,326                      75,434
                                                                           -----------------           -----------------
                                                                           $         148,584           $         175,368
                                                                           =================           =================

                             INTERVOICE-BRITE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                       (In Thousands, Except Per Share Data)
                                                                                 Three Months Ended
                                                                      ----------------------------------------
                                                                      May 31, 2002                May 31, 2001
                                                                      ------------                ------------
Sales
     Systems                                                          $     21,635                $     38,442
     Services                                                               16,781                      23,064
                                                                      ------------                ------------
                                                                            38,416                      61,506
                                                                      ------------                ------------
Cost of goods sold
     Systems                                                                16,118                      18,142
     Services                                                                6,671                       9,650
                                                                      ------------                ------------
                                                                            22,789                      27,792
                                                                      ------------                ------------
Gross margin
     Systems                                                                 5,517                      20,300
     Services                                                               10,110                      13,414
                                                                      ------------                ------------
                                                                            15,627                      33,714

Research and development expenses                                            6,005                       7,563
Selling, general and administrative expenses                                17,693                      19,615
Amortization of acquisition related intangible assets                        1,776                       2,280
Amortization of goodwill                                                        --                       1,074
                                                                      ------------                ------------
Income (loss) from operations                                               (9,847)                      3,182

Other income (expense)                                                         (48)                        506
Interest expense                                                            (1,465)                     (1,341)
                                                                      ------------                ------------
Income (loss) before taxes and the cumulative effect
     of a change in accounting principle                                   (11,360)                      2,347
Income taxes (benefit)                                                      (2,681)                        939
                                                                      ------------                ------------

Income (loss) before the cumulative effect
     of a change in accounting principle                                    (8,679)                      1,408
Cumulative effect on prior years of a change
     in accounting principle                                               (15,791)                         --
                                                                      ------------                ------------
Net income (loss)                                                     $    (24,470)               $      1,408
                                                                      ============                ============

Per Basic Share:
Income (loss) before the cumulative effect of
     a change in accounting principle                                 $      (0.26)               $       0.04
Cumulative effect on prior years of a change
     in accounting principle                                                 (0.46)                         --
                                                                      ------------                ------------
Net income (loss)                                                     $      (0.72)               $       0.04
                                                                      ============                ============

Per Diluted Share:
Income (loss) before the cumulative effect of
     a change in accounting principle                                 $      (0.26)               $       0.04
Cumulative effect on prior years of a change
     in accounting principle                                                 (0.46)                         --
                                                                      ------------                ------------
Net income (loss)                                                     $      (0.72)               $       0.04
                                                                      ============                ============


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                             INTERVOICE-BRITE, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                           (In Thousands)
                                                                                         Three Months Ended
                                                                                   ------------------------------
                                                                                   May 31, 2002      May 31, 2001
                                                                                   ------------      ------------
Operating Activities
     Income (loss) before the cumulative effect of a
         change in accounting principle                                            $     (8,679)     $      1,408
     Adjustments to reconcile income (loss) before the cumulative effect of a change in accounting principle to net cash provided by (used in)
         operating activities:
     Depreciation and amortization                                                        4,176             6,446
     Other changes in operating activities                                                3,696            (4,801)
                                                                                   ------------      ------------
Net cash provided by (used in) operating activities                                        (807)            3,053
                                                                                   ------------      ------------
Investing Activities
     Proceeds from sale of assets                                                         1,852                --
     Purchases of property and equipment                                                   (601)           (1,374)
                                                                                   ------------      ------------
Net cash provided by (used in) investing activities                                       1,251            (1,374)
                                                                                   ------------      ------------
Financing Activities
     Paydown of debt                                                                    (26,000)           (5,784)
     Debt issuance costs                                                                 (1,632)               --
     Borrowings                                                                          24,000                --
     Exercise of stock options                                                               88               565
                                                                                   ------------      ------------
Net cash used in financing activities                                                    (3,544)           (5,219)
                                                                                   ------------      ------------
Effect of exchange rates on cash                                                           (553)             (108)
                                                                                   ------------      ------------
Decrease in cash and cash equivalents                                                    (3,653)           (3,648)

Cash and cash equivalents, beginning of period                                           17,646            15,901
                                                                                   ------------      ------------
Cash and cash equivalents, end of period                                           $     13,993      $     12,253
                                                                                   ============      ============


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                             INTERVOICE-BRITE, INC.
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                   (Unaudited)

                                                            (In Thousands, Except Share Data)

                                        Common Stock                                           Accumulated Other
                                  -------------------------     Additional      Retained         Comprehensive
                                    Shares         Amount        Capital        Earnings              Loss               Total
                                  ----------     ----------     ----------     ----------      -----------------      ----------
Balance at February 28, 2002      34,029,180     $       17     $   61,725     $   19,618      $          (5,926)     $   75,434

Net income                                --             --             --        (24,470)                    --         (24,470)

Foreign currency translation
     adjustment                           --             --             --             --                    855             855

Valuation adjustment of
     interest rate swap
     hedge, net of tax effect
     of $(118)                            --             --             --             --                    192             192

Exercise of stock options             18,036             --             88             --                     --              88
Tax benefit from exercise of
     stock options                        --             --          2,171             --                     --           2,171
Issuance of warrants                      --             --          1,056             --                     --           1,056
                                  ----------     ----------     ----------     ----------      -----------------      ----------
Balance at May 31, 2002           34,047,216     $       17     $   65,040     $   (4,852)     $          (4,879)     $   55,326
                                  ==========     ==========     ==========     ==========      =================      ==========



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                             INTERVOICE-BRITE, INC.
                  RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
                       For the Quarter Ended May 31, 2002


                                                        ($000s)       Per Share
                                                       ---------      ---------
Net loss                                               $ (24,470)     $   (0.72)
Add back EBITDA elements
     Interest                                              1,465           0.04
     Taxes                                                (2,681)         (0.08)
     Depreciation and amortization                         4,176           0.12
     Other (income) expense                                   48           0.00
     Cumulative effect of a change in
         accounting principle                             15,791           0.46
                                                       ---------      ---------
EBITDA                                                    (5,671)         (0.17)
Add back proforma adjustments                              2,588           0.08
                                                       ---------      ---------
Adjusted EBITDA                                        $  (3,083)         (0.09)
                                                       =========      =========

Basic shares used in per share calculation:                              34,039

Recap of Proforma Adjustments to Operations                COGS          R&D         SG&A          Total
-------------------------------------------              --------     --------     --------      --------
Severance payments and related benefits                  $  1,095     $    395     $    960      $  2,450
Adjustments to severance accruals from fiscal 2002             --           --         (231)         (231)
Facility closure                                              244          125           --           369
                                                         --------     --------     --------      --------
     Total                                               $  1,339     $    520     $    729      $  2,588
                                                         ========     ========     ========      ========